SUMMARY PROSPECTUS

October 24, 2017

SELECT VALUE REAL ESTATE SECURITIES FUND

Z SHARES (Ticker: SVREX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.selectvaluefund.com. You may also obtain this information at no cost by calling 800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated October 24, 2017, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Select Value Real Estate Securities Fund (the “Fund”) seeks to achieve long-term capital growth and current income through a portfolio of publicly traded real estate securities that may include equity REITs, mortgage REITs, REIT preferreds and other publicly traded companies principally engaged in the real estate industry.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Z Shares which are not reflected in the Example below.

Z Shares

Management Fee	0.70%
Other Expenses(1)	0.15%

Total Annual Fund Operating Expenses	0.85%

(1)     Other Expenses are estimated for the Fund’s first full fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years
Z Shares	$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund’s investment objective is pursued through a “Value, Yield-Advantage strategy,” which seeks to invest in companies that in the Adviser’s view have (1) underlying real estate assets that are trading at a discount to the private market value of such assets and (ii) have an above average dividend yield or strong free cash flow. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry. The Fund considers a company to be principally engaged in the real estate industry if either it: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or (ii) has at least 50% of its assets in such real estate businesses.

Equity securities include common stocks or shares, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks.

The Fund’s strategy is an all-cap strategy, which means that the Fund may invest in companies without regard to their market capitalization. Notwithstanding, the Fund’s Value, Yield-Advantage strategy may result in significant allocations of the Fund’s assets to smaller capitalization companies (under $1B).

The Fund’s investment universe consists of publicly traded securities of companies principally engaged in the real estate industry within the U.S. and Canada. This universe is screened for a number of proprietary valuation, income, and balance sheet metrics to identify candidates for investment. Investment candidates are then narrowed based on industry and company-specific research. The Fund’s portfolio will normally be U.S. issuers that are considered by the Adviser to be undervalued relative to the value of the underlying real estate. The Fund may invest in restricted securities and hold securities that may be considered illiquid. The Fund is non-diversified which means it may hold a smaller number of positions than a fund that is diversified.

The Fund may hold for extended periods of time all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited.

The Fund may take short positions in the Fund totaling up to 30% of the Fund’s total assets. The Adviser would be most likely to use shorting to protect accumulated unrealized gains, or to take advantage of special situations where, in the Adviser’s view, an investment’s fundamental outlook is believed poor relative to its current valuation. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company’s securities. The Adviser may short either individual securities and/or index funds when appropriate.

While shorting is permitted, it is not required to execute the Fund’s Value, Yield-Advantage investment process. The Fund is long biased.

Principal Risks

An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares.

Real Estate Market and Related Risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates. The value of the Fund’s holdings in real estate exposed companies may be affected negatively by factors unrelated to real estate markets.

REIT Risk. REITs are pooled investment vehicles which include equity REITs, mortgage REITS, and hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Hybrid REITs exhibit characteristics of both equity REITs and mortgage REITs.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs, and in particular, mortgage REITs, are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs may also be subject to limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

The distributions the Fund receives from REITS generally will be taxable as ordinary income (to the extent that they come from mortgage interest and rents), rather than qualifying for the lower rate on qualified dividends.

Hybrid REITs may exhibit the risk characteristics of either or both equity REITs and mortgage REITs.

Investment in Smaller Companies Risk. The Fund may be focused on smaller companies (those companies with a market capitalization of less than $1 billion). The securities of smaller real estate companies and small real estate exposed companies can be more volatile and speculative than, and perform differently from, larger real estate company stocks. Smaller companies tend to have limited resources, products, and market share and are dependent on a smaller management group than larger companies. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small company stocks may fall regardless of trends in the broader market.

Short Sales Risk. The Fund may engage in short sales, which can substantially increase the impact of adverse price movements on the Fund’s portfolio. Short sales may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund may incur expenses in selling securities short.

Non-Index Correlation Risk. The Fund does not attempt to mimic the composition or performance of any index, including any equity REIT indices. The Fund’s investment process will not take into consideration the weightings or composition of any indices, including any equity REIT indices. As a result, there is a significant risk that the performance of the Fund will deviate from that of any particular indices.

Stock Market Risk. Stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. If the stock market drops in value, the value of the Fund’s portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Cash Position Risk. To the extent that the Fund holds assets in cash and cash equivalents and not in the investments described above, the ability of the Fund to meet its objective may be limited.

Non-Diversification Risk. The Fund is non-diversified and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund’s portfolio may have a greater impact on the Fund’s net asset value than it would on a diversified fund. The Fund’s share price may fluctuate more than the share price of a comparable diversified fund.

Investment Style Risk. The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Preferred Securities Risk. Preferred securities combine features of both fixed income and equity. Preferred securities tend to perform more like traditional fixed income securities because regular income distributions are the principal source of return, as opposed to capital appreciation. Therefore, prices of preferred securities can rise or fall depending on interest rates. Adverse changes in the credit quality of the issuer may negatively impact the market value of the securities. This credit risk may also include that the issuer cannot afford to pay the preferred dividend due to tenant vacancies, defaults, or other cash flow issues. The securities may be redeemed beginning on their call date, or at any time following a special event (i.e., a change in tax law that adversely affects the Company with regard to the securities). If called, holders may face a reinvestment decision at lower future rates. Certain events can impact a preferred security issuer’s financial situation and ability to make timely payments to shareholders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact preferred security holders since they are paid after bondholders. Also, in the event of a sale or privatization of a company, its preferred shares may be negatively impacted. Preferred securities are also subject to duration risk as they are long-duration instruments, typically callable only at the option of the issuer. They are also subject to the risk that if the company is taken over by another company with higher leverage than the current issuer, coverages and other credit metrics could decline making the preferred security less valuable.

Warrants and Rights Risk. Stock rights are instruments issued by companies to provide current shareholders with the opportunity to preserve their fraction of corporate ownership. Warrants are long-term instruments that also allow shareholders to purchase additional shares of stock at a discounted price, but they are typically issued with an exercise price above the current market price. As with other types of options, the stock’s market price could fall below the exercise price, at which point the rights or warrants would become worthless. Rights and warrants also become worthless upon expiration regardless of where the underlying stock is trading. The values for stock rights and warrants are determined in much the same way as for market options. They have both intrinsic value, which is equal to the difference between the market and exercise prices of the stock, and time value, which is based on the stock’s potential to rise in price before the expiration date. Both types of securities lose their intrinsic value if the market price of the stock drops below their exercise or subscription price.

Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Restricted and Illiquid Securities Risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. If a security is illiquid, the Adviser may not be able to sell the security at a time when it might wish to sell, which means that the Fund could lose money.

Performance Information

The Fund has not yet commenced operations and, as a result, does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available by calling toll-free 800-673-0550.

Investment Adviser

Real Estate Management Services Group, LLC, serves as the investment adviser to the Fund.

Portfolio Managers

The Fund’s portfolio managers are:

Edward W. Turville, CFA, Managing Director, has been a Portfolio Manager to the Fund since its inception in October 2017.

John Webster, President, has been a Portfolio Manager to the Fund since its inception in October 2017.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase or redeem shares of the Fund either through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by First Dominion Capital Corp, the Fund’s principal underwriter to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase and sell shares directly through the Distributor. The minimum initial purchase into Z Shares is $100 million. The are no subsequent investment minimums. The Fund’s shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you will generally be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

Intermediary fees are not paid by the Fund and are paid by investors at rates negotiated between the investor and the intermediary based on a variety of factors including the services offered.